                                                                  EXHIBIT (6)(b)


                            Amended Exhibit A to the
                             Distribution Contract

                             EXCELSIOR FUNDS, INC.
                             ---------------------
                                   Money Fund
                             Government Money Fund
                              Treasury Money Fund
                     Short-Term Government Securities Fund
                     Intermediate-Term Managed Income Fund
                              Managed Income Fund
                              Blended Equity Fund
                             Income and Growth Fund
                       Energy and Natural Resources Fund
                          Productivity Enhancers Fund
               Environmentally-Related Products and Services Fund
                             Aging of America Fund
                      Communication and Entertainment Fund
                          Value and Restructuring Fund
                            Global Competitors Fund
                                 Small Cap Fund
                               International Fund
                               Latin America Fund
                               Pacific/Asia Fund
                               Pan European Fund
                             Large Cap Growth Fund
                                Real Estate Fund

     In consideration of the mutual covenants set forth in the Distribution Contract dated August 1, 1995 and last approved as of May 16, 1997 between Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) and Edgewood Services, Inc., Excelsior Funds, Inc. and Edgewood Services, Inc. execute and deliver this intending to be legally bound hereby and intending this to be Exhibit A to said Distribution Contract.

     Witness the due execution hereof this 24th day of September, 1997.

                                 EXCELSIOR FUNDS, INC.


                                 /s/ Frederick S. Wonham
                                 ------------------------------
                                 Frederick S. Wonham
                                 President



                                 EDGEWOOD SERVICES, INC.


                                 /s/ Kenneth U. Pegher, Jr.
                                 ---------------------------
                                 Name:Kenneth U. Pegher, Jr.
                                 Title:Treasurer